UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

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Exchange Act of 1934 (Amendment No.     )
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FINANCIAL INSTITUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF 2008 ANNUAL MEETING OF SHAREHOLDERS

DEAR SHAREHOLDERS:

The Annual Meeting of Shareholders of Financial Institutions, Inc. will be held at the Company’s offices at 220 Liberty Street, Warsaw, New York 14569 on Tuesday, May 6, 2008, at 10:00 a.m. for the following purposes:

1.	To elect four Directors for three-year terms; and

2.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business of March 17, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

It is important that your shares be represented and voted at the Annual Meeting whether or not you plan to attend. Accordingly, we request you vote at your earliest convenience. You may vote by mail, telephone or Internet. Further instructions are contained on the enclosed proxy ballot card.

Thank you for your cooperation and support.

On behalf of the Board of Directors,

Peter G. Humphrey	Erland E. Kailbourne
President and Chief Executive Officer	Chairman of the Board

April 4, 2008

Financial Institutions, Inc.
www.fiiwarsaw.com
220 Liberty Street     P. O. Box 227     Warsaw, New York 14569

FINANCIAL INSTITUTIONS, INC.

PROXY STATEMENT

GENERAL VOTING INFORMATION

This Proxy Statement is furnished in connection with solicitation of proxies on behalf of the Board of Directors of Financial Institutions, Inc. (“FII”) for the Annual Meeting of Shareholders of FII to be held on May 6, 2008.

The principal executive office of FII is located at 220 Liberty Street, Warsaw, New York 14569. The main telephone number for FII is (585) 786-1100.

The close of business of March 17, 2008 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting. On that date there were outstanding and entitled to vote 11,001,852 shares of common stock, each of which is entitled to one vote on each matter at the meeting. The approximate date on which this Proxy Statement and the enclosed proxy card are being sent to shareholders is April 4, 2008.

Shareholders of record may vote by telephone, via the Internet or by mail. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark the ballot boxes, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if being mailed within the United States). If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Each proxy submitted will be voted at the meeting in accordance with the choices specified thereon and, if no choices are specified, will be voted for the election of Directors as set forth in this proxy statement and in accordance with the judgment of the persons named in the proxy with respect to any other matters which may come before the meeting, including without limitation matters raised in compliance with FII’s by-laws, which require, among other things, notice to FII at least 60 days prior to the meeting date. A shareholder giving a proxy has the right to revoke it at any time before it has been voted by (i) giving written notice to that effect to the FII Corporate Secretary, (ii) executing and delivering a proxy bearing a later date which is voted at the meeting, or (iii) attending and voting in person at the meeting.

ELECTION OF DIRECTORS and INFORMATION WITH RESPECT TO

BOARD OF DIRECTORS

Our Board of Directors is divided into three classes, one of which is elected at each Annual Meeting for a term of three years and until their successors have been elected and qualified. The Board of Directors has nominated four persons for election as Directors for the terms indicated in the following table. The Board of Directors believes that the nominees will be available and able to serve as Directors, but, if for any reason any of them should not be, the persons named in the proxy may exercise discretionary authority to vote for a substitute proposed by the Board of Directors. The holders of a majority of the outstanding shares of common stock are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business. Directors are elected by a plurality of the votes cast. Proxies indicating abstentions and broker non-votes are counted as present for quorum purposes but are not counted for or against the election of Directors. Our By-laws govern the methods for counting votes and vest this responsibility in the Inspectors of Election appointed to perform this function.

The Board of Directors currently consists of twelve members. Four Directors are nominated for re-election. The nominees and information about them are listed in the following table:

Director
Nominees for a	Age as of		Expiration of	Expiration of
Three-year	Annual	Director	Current	Term Upon	Company Positions and
Term:	Meeting	Since	Term	Election	Principal Occupations
John E. Benjamin	66	2002	2008	2011	President of Three Rivers Development Corporation, a not-for-profit business for the public and private economic development of businesses and government in the greater Corning, New York area, since 1981. Director of Bath National Bank from 2001 to 2005, and Five Star Bank since 2005.

Barton P. Dambra	66	1993	2008	2011	President of Markin Tubing LP, a manufacturer of steel tubing with worldwide sales, since 1978. Director of National Bank of Geneva from 2002 to 2005, and Five Star Bank since 2005.

Susan R. Holliday	52	2002	2008	2011	President and Publisher of the Rochester Business Journal, Inc., a business newspaper, since 1988. Director of Rochester Gas and Electric Energy Group, Inc. from 1997 to 2002. Director of Five Star Bank since 2005.

Peter G. Humphrey	53	1983	2008	2011	President and Chief Executive Officer of FII since 1994. Chairman of the Board of FII from 2001 to 2006. Director of the New York Bankers Association since 1999. Director of the Buffalo Branch of the Federal Reserve Bank of New York from 2001 to 2006. Chairman and Director of the Board of Wyoming County Bank from 1994 to 2005. Chairman of the Board of National Bank of Geneva from 2003 to 2005. Chairman of the Board of Bath National Bank from 2003 to 2005. Chairman of the Board of First Tier Bank & Trust from 1989 to 2005. Chairman and Director of Five Star Investment Services, Inc. since 1999. Director of Burke Group, Inc. from 2002 to 2005. President, Chief Executive Officer and Director of Five Star Bank since 2005.

The Board of Directors unanimously recommends a vote FOR the nominees, John E. Benjamin, Barton P. Dambra, Susan R. Holliday and Peter G. Humphrey.

The following table sets forth information about the Directors continuing in office.

	Age as of
	Annual	Director	Expiration	Company Positions and
Director Name	Meeting	Since	of Term	Principal Occupations
Karl V. Anderson, Jr.	61	2006	2009	Attorney at Law since 1972. President and CEO of Bank of Avoca from 1980 to 2002. Director of Bath National Bank from 2002 to 2005 and Director of National Bank of Geneva in 2005. Director of Five Star Bank since 2006.

Thomas P. Connolly	72	2005	2010	Retired in 2005. Formerly President and shareholder with the law firm McNamee, Lochner, Titus & Williams, P.C. from 2002 thru 2004. Vice President with the law firm McNamee, Lochner, Titus & Williams, P.C. from 1966 to 2002. Director of Five Star Bank since 2005.

Samuel M. Gullo	59	2000	2010	Owner and operator of Family Furniture, a retail furniture sales business, since 1976. Chief Executive Officer of American Classic Outfitters, Inc., an apparel manufacturer, since 2002. Director of Wyoming County Bank from 1996 to 2005, and Five Star Bank since 2005.

Erland E. Kailbourne	66	2005	2009	Chairman of the FII Board since 2006. Director of Five Star Bank since 2005. Chairman and Interim CEO of Adelphia Communications Corp. from 2002 to 2003, during which time it filed a petition in bankruptcy in June 2002. Director of Adelphia Communications Corp. from 1999 to 2003. Director of Rand Capital Corp. since 1999. Director of Albany International Corp. since 1999. Director of New York ISO Board since 1998. Director of Allegany Co-op Insurance Company since 2000. Director of USA Niagara Development Corp since 2001. Member of New York State Banking Department Board from 1999 to 2006. Director of Bush Industries Inc. from 1999 to 2003. Director of Statewide Zone Capital Corporation from 1996 to 2003. Director of NYSTAR from 2000 to 2005.

Robert N. Latella	65	2005	2009	Partner and attorney with the law firm Hiscock & Barclay, LLP since April 2004. Partner and attorney with the law firm Jaeckle Fleischmann & Mugel, LLP from August 2000 to April 2004. Director of Five Star Bank since 2005.

James L. Robinson	65	2007	2010	Retired in 2005. President, CEO and Treasurer of Olean Wholesale Grocery Cooperative, Inc., and its subsidiaries from 1977 to 2005. Director of First Tier Bank & Trust from 2003 to 2005. Director of Five Star Bank since 2007.

John R. Tyler, Jr.	73	2000	2009	Retired in 2000. Formerly Partner of Nixon Peabody LLP, specializing in banking regulation and corporate finance. Director of Bath National Bank from 2001 to 2005, and Five Star Bank since 2005.

	Age as of
	Annual	Director	Expiration	Company Positions and
Director Name	Meeting	Since	of Term	Principal Occupations
James H. Wyckoff	56	1985	2010	Faculty at Curry School of Education at the University of Virginia since 2008. University Professor with the Departments of Public Administration and Economics at State University of New York Albany from 1986 thru 2007. Director of National Bank of Geneva from 2004 to 2005, and Five Star Bank since 2005.

CORPORATE GOVERNANCE INFORMATION

Based on recommendations made by the Executive, Nominating and Governance Committee, the Board of Directors has determined that all current directors are “independent” under NASDAQ rules, except Peter G. Humphrey, the President and Chief Executive Officer. Relationships described in the section titled “Certain Relationships and Related Party Transactions” were taken into consideration when determining this status.

In 2007, the Board of Directors held fourteen meetings. All Directors attended more than 75% of the Board meetings and the meetings of Committees on which they serve. There is no required attendance policy with respect to the Annual Meeting of Shareholders, however all of the directors did attend the 2007 Annual Meeting.

The Board of Directors has established the following three standing committees: Audit; Management Development and Compensation; and Executive, Nominating and Governance. All the committees function under written charters that outline the respective authority, membership, meetings, duties and responsibilities. These committee charters may be viewed by accessing the Stockholder Information tab on the FII website (http://www.fiiwarsaw.com). The Company has a written Code of Business Conduct & Ethics policy to assist its Directors, officers, and employees in adhering to their ethical and legal responsibilities. The current version of the Code of Business Conduct & Ethics policy may also be viewed by accessing the Stockholder Information tab on the FII website (http://www.fiiwarsaw.com).

The Board of Directors of FII also serves as the Board of Directors of its wholly-owned subsidiary, Five Star Bank, and the compensation, audit and governance functions of the Five Star Bank Board are delegated to the appropriate committees of the FII Board.

The Audit Committee reviews the general scope of the audit conducted by our independent auditors and matters relating to our financial reporting, internal control systems and credit quality. In performing its function, the Audit Committee meets separately with representatives of the independent auditors, internal auditors and senior management. In 2007, the Audit Committee held nine meetings. The Audit Committee members are Barton P. Dambra, Chairman, John R. Tyler, Jr., James L. Robinson, and Karl V. Anderson, Jr. Mr. Dambra is the required “audit committee financial expert”. All committee members are “independent” as defined in Securities and Exchange Commission rules applicable to audit committees.

The Management Development and Compensation (MD&C) Committee of the Board is responsible for establishing the performance goals and objectives, evaluating the performance, and evaluating and approving all components of compensation for the Company’s CEO. The Committee is responsible for oversight of performance, compensation, benefit plans, and succession plans for senior and executive management. The MD&C Committee also reviews and makes recommendations to the full Board with regard to compensation of Directors. All committee members are “independent” under NASDAQ rules. The Management Development and Compensation Committee members are Susan R. Holliday, Chair, Samuel M. Gullo, John E. Benjamin, and Thomas P. Connolly. In 2007, the Management Development and Compensation Committee held nine meetings.

The Executive, Nominating and Governance Committee is charged with assisting the Board of Directors with strategic planning, in identifying qualified individuals to become Directors, determining membership on Board committees and addressing corporate governance issues. The Committee members are John R. Tyler, Jr., Chairman, James H. Wyckoff, Robert N. Latella, Samuel M. Gullo, Susan R. Holliday and John E. Benjamin. All committee members are considered “independent” under NASDAQ rules. In 2007, the Executive, Nominating and Governance Committee held three meetings. The Executive, Nominating and Governance Committee will consider nominations made by shareholders or Directors that are timely received pursuant to our By-laws. The consideration process will include, but not be limited to, determining (i) whether the nominee would be “independent”, and (ii) whether the nominee fits the Board’s then current needs for diversity, geographic distribution and professional expertise. Written nominations should be directed to our Director of Human Resources. The Executive, Nominating and Governance Committee will evaluate all nominees on the same basis, provided that current Directors may be evaluated solely on the basis of their record of performance as an FII Director.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company assists the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls and audit functions. The Audit Committee is comprised of “independent members”, including a financial expert, as defined by the National Association of Securities Dealers (NASD), and operates under a written charter adopted by the Board of Directors. The Committee reviews and assesses the adequacy of its charter on an annual basis.

Management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee the financial reporting and audit processes.

In connection with these responsibilities, the Company’s Audit Committee met with management and the independent accountants to review and discuss the Company’s December 31, 2007 consolidated financial statements. The Audit Committee also discussed with the independent accountants matters requiring communications. The Audit Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and considered the compatibility of non-audit services with KPMG’s independence.

I.   AUDIT FEES

Fees billed by KPMG for professional services rendered in connection with the audit of the Company’s consolidated financial statements included in the Company’s Form 10-K, audit of the effectiveness of the Company’s internal controls over financial reporting, and the limited reviews of the interim consolidated financial statements included in the Company’s Forms 10-Q were $433,000 for fiscal year ended December 31, 2007 and $445,000 for fiscal year ended December 31, 2006.

II.  AUDIT RELATED FEES

Audit-related fees consist of services rendered in connection with the audits of the Company’s broker-dealer subsidiary’s financial statements and regulatory compliance procedures. These fees were $24,200 for fiscal year ended December 31, 2007 and $23,900 for fiscal year ended December 31, 2006.

Tax Fees

Aggregate fees for tax compliance and advisory services for the fiscal year ended December 31, 2007 were $38,880 and $74,685 for the fiscal year ended December 31, 2006.

All Other Fees

No additional fees other than those reported as audit fees, audit related fees and tax fees were billed by KPMG for the fiscal years ended December 31, 2007 and December 31, 2006.

Procedures have been adopted that require Audit Committee pre-approval of all permissible services to be performed by the independent accountant, including the fees and other compensation to be paid. Certain routine additional professional services not to exceed $10,000 per quarter may be performed at the request of the Company. The additional professional services include tax assistance, research and compliance, assistance in research of accounting literature, and assistance in due diligence activities. A listing of the additional services provided to the Company each quarter, if any, is provided to the Company’s Audit Committee at the first scheduled meeting after the end of the quarter.

Based upon the Audit Committee’s discussions with management and the independent accountants, and its review of the information described above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, to be filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Barton P. Dambra, Chairman
John R. Tyler, Jr.
Karl V. Anderson, Jr.
James L. Robinson

INDEPENDENT AUDITORS

KPMG LLP has served as the independent auditors of FII since 1995. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Peter G. Humphrey and James H. Wyckoff are first cousins.

The Company maintains a policy on Related Party Transactions that provides for the oversight of such transactions by the FII Chief Risk Officer and the Company’s Audit Committee. Under our policy, related parties are required to report to the Chief Risk Officer any such potential transaction with the Company. All proposed related party transactions greater than $120,000, must be referred to the Audit Committee for prior approval. The Audit Committee may approve the potential transaction only if it finds the transaction to be consistent with the FII Code of Business Conduct & Ethics policy and any other applicable credit or business standards.

During 2007 neither FII nor any subsidiary of FII was a party to any transaction or series of transactions in which the amount involved exceeded $120,000 and which any Director, executive officer, or related interests had or will have a direct or indirect material interest other than:

•	Compensation arrangements described within this document; and

•	The transactions described below.

Our Directors, executive officers and many of our substantial shareholders and their affiliates are also customers of Five Star Bank. “Affiliates” include corporations, partnerships and other organizations in which they are officers or partners, or in which they and their immediate families have at least a 10% interest. On December 31, 2007, the aggregate principal amount of loans by Five Star Bank to the FII Directors, named executive officers and their affiliates was $654,753. Loans outstanding by Five Star Bank to certain officers, Directors or companies in which they have 10% or more beneficial ownership (including officers and Directors of FII as well as its subsidiaries) were approximately $910,743 at December 31, 2007. All of these loans were made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as comparable transactions with other customers. Loans to Directors, executive officers, their affiliates and substantial shareholders are subject to limitations contained in the Federal Reserve Act, which requires that such loans satisfy certain criteria.

During 2007 the Company engaged the law firm of Hiscock & Barclay, LLP, of which Director Robert N. Latella was a partner, to provide legal services. Fees paid for these services totaled $18,121.

During 2007, the Company’s Audit Committee approved a $235,000 related party transaction involving the sale of real estate owned by Five Star Bank to BRW of Greece, LLC (BRW) whose principal is Director Susan R. Holliday’s brother. Director Susan R. Holliday has no financial interest in BRW. The proposed transaction was thoroughly vetted by the Company’s Audit Committee which determined that the transaction was non-preferential and in the best interests of the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program

The Management Development and Compensation Committee (“the Committee”) of the Board is responsible for establishing the performance goals and objectives, evaluating the performance, and evaluating and approving all components of compensation for the Company’s CEO. The Committee is responsible for oversight of performance, compensation, benefit plans, and succession plans for senior and executive management. The Committee also reviews and makes recommendations to the full Board with regard to compensation of Directors. All Committee members are “independent” under NASDAQ rules.

The Committee’s Charter calls for it to meet at least three times annually, or more frequently as circumstances warrant. The Committee met nine times during 2007.

Compensation Philosophy and Objectives

The Company’s philosophy for executive officer compensation is to align pay with performance, while at the same time providing competitive compensation that allows the Company to retain, attract and motivate executives to achieve the short and long-term objectives of the Company. The Committee believes that executive compensation should be directly linked to continuous improvements in corporate performance.

Role of Executive Officers in Compensation Decisions

The Committee reviews and approves all compensation decisions for the executive officers named in the Summary Compensation Table which follows, and approves equity awards to all officers of the Company including the CEO. Decisions regarding the non-equity compensation of other senior executive officers are made by the Chief Executive Officer (CEO). The Chairman of the Board and the CEO annually review the performance of each senior executive officer, other than the CEO, whose performance is reviewed by the Committee. The conclusions reached and recommendations based on these reviews, with respect to salary adjustments and annual cash incentive amounts, are presented to the Committee. The Committee has final discretion over all compensation of the Company’s senior executive officers, which includes the named executive officers.

Setting Executive Compensation

The Committee reviews compensation practices of other banking organizations of like size and structure in order to assess our competitiveness. The Company subscribes to Equilar, Inc.’s on-line database of executive and director compensation, which is drawn directly from

SEC filings. In 2007, the Committee used this database to benchmark the Company’s executive compensation, which included cash and long-term equity incentives. The following peer group of publicly traded banks, with assets of $1 billion — $3.5 billion, was approved by the Committee as appropriate for the compensation analysis: Community Banks, Inc./PA, S&T Bancorp, Inc., Sun Bancorp, Inc./NJ, Harleysville National Corp., KNBT Bancorp, Inc., Independent Bank Corp., Yardville National Bancorp, Lakeland Bancorp, Inc., Tompkins Trustco, Inc., Univest Corp. of PA, Peoples Bancorp, Inc., Omega Financial Corp./PA, State Bancorp, Inc., Arrow Financial Corp. Suffolk Bancorp, Alliance Financial Corp., Canandaigua National Corp., First National Community Bancorp, Inc., Citizens & Northern Corp., Camco Financial Corp., ACNB Corp. Based on the analysis of the peer group data, it was determined that base salaries for our senior executives were comparable to the market median. Total compensation for Company executives was determined to be competitive with our peer group of publicly traded banks with the Committee’s approval of the new performance-based equity incentive plan in January 2008.

The principal components of our executive compensation program are:

•	Base salary;

•	Annual incentive awards; and

•	Performance-based equity incentives.

Base Salary

It is the Committee’s philosophy to compensate the Company’s executive officers competitively. Base salaries are determined annually based on the scope and performance of the executives’ responsibilities and the experience, skills and knowledge required for the position, taking into account compensation paid by competitive financial services organizations for similar positions. Generally, the Committee believes that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions and with similar responsibilities. The Committee also recognizes that, in some circumstances, it may be necessary to provide compensation at above-market levels. These circumstances include the need to retain or attract key individuals, or to recognize roles that were larger in scope or accountability than comparable market positions.

In an effort to control overall salary costs, the named executive officers’ salaries were increased by an average of 1.6% for 2008, as compared to 4% for 2007 and 2006, respectively. Based on his performance, Mr. Humphrey was eligible for a merit increase of 2.5%, but he declined any increase.

Annual Incentive Plan

Executive incentive compensation is based on a pay-for-performance philosophy, which emphasizes performance targets that correlate with Company financial performance, so a portion of our executives’ annual and long-term compensation is at risk. The percentage of compensation at risk increases as the executive level rises. This provides additional upside potential and downside risk for more senior executives, recognizing that these executives have greater influence on the performance of the Company.

Our Annual Incentive Plan is a cash incentive designed to reward employees who do not participate in any direct sales incentive plan. The Annual Incentive Plan is intended to compensate employees for the Company’s achievement of financial goals at corporate and business unit levels and for achieving measurable individual annual performance objectives. The 2007 annual incentive plan awards started at 80% of goal and were capped at an achievement level of 120% of goal. For 2007, the Committee chose earnings per share (“EPS”) as the corporate performance measurement and set the target at $1.20 per common share. Incentive awards were also subject to an adjustment factor based on the individual’s performance.

For 2007, the target incentives for executives ranged from 30% to 50% of base salary, depending on the executive officer’s position. The amount of an executive’s actual annual incentive award, in relation to the executive’s target opportunity, was based on the Company’s performance versus the EPS target and the executive’s individual performance. The individual performance component of the annual incentive was based on measures of performance relevant to the particular individual’s job responsibilities. The target incentive was subject to application of an individual adjustment factor. In determining achievement of the target incentive, the Company’s 2007 reported EPS was reduced from $1.33 to $1.24 to exclude the contribution to reported earnings from the proceeds of corporate-owned life insurance. The adjusted EPS of $1.24 exceeded the goal of $1.20. Accordingly, the annual incentive award to Messrs. Humphrey, Rudgers, Miller and Hagi reflected achievement of 103% of goal, adjusted for individual performance. Based on the Company’s performance as compared to the EPS goal of $1.20, and the Committee’s evaluation of his individual performance, Mr. Humphrey received an incentive award of $198,233. Comparisons of 2007 awards to 2006 awards are skewed due to the one-time enhanced cash incentive paid for 2006. Mr. Klotzbach, who was subject to different criteria under the Annual Incentive Plan, received 50% of his annual incentive target opportunity based on achievement of the EPS goal, with the remaining 50% based on individual performance.

The 2008 Annual Incentive Plan will again use EPS as the performance trigger for incentive payments to the named executive officers. At least 90% of the Company’s EPS goal must be achieved in order for that portion of the incentive attributed to the EPS goal to be earned.

Long-Term Equity-Based Incentives

Long-term incentives are important components of our compensation program because they have the effect of retaining executives, aligning executives’ financial interests with the interests of the shareholders, and rewarding the achievement of the Company’s long-term goals. Two types of long-term equity-based incentive awards may be granted to executive officers:

Non-Qualified Stock Options.  Options are granted at an exercise price equal to the price as of close of business on the date of the grant. Option grants vest 25% on the first anniversary of the date of grant and an additional 25% of shares vest on each of the second, third, and fourth anniversaries of the date of grant, provided the employee is still employed by the Company, and options expire not more than ten years from the date of grant.

Restricted Stock.  Restricted stock is used to incent the named executive officers and certain other key executives. The value of each share is determined as of the close of business on the date of the grant. The executive is entitled to receive dividends with respect to unvested shares.

Timing of Grants.  Stock options and restricted stock grants are approved at regularly scheduled predetermined meetings of the MD&C Committee. The number of stock options and restricted stock grants awarded to named executive officers in 2007 was based on their positions and relative responsibilities and did not take into consideration the executive’s shareholdings or previous awards.

In January 2008, the MD&C Committee approved a revised restricted stock agreement, which provides for an award of restricted shares that vest based on achievement of three Company performance targets and satisfaction of service requirements. If the participant ceases to be employed by the Company before the shares vest under the service vesting schedule, the shares are immediately forfeited, except as provided in the Management Stock Incentive Plan. For 2008, the targets are earnings per share, net charge offs, and efficiency ratio, weighted 60%, 20%, and 20%, respectively. Subject to the service requirements, each participant may earn between 92% and 100% of the restricted shares if performance targets between 95% and 103% of the Company goals are achieved. If a performance target is not at least 95% satisfied, the shares associated with that target will be forfeited. 50% of the restricted shares earned will vest 24 months from the grant date, and 50% will vest 36 months from the grant date.

This new performance-based equity plan reflects the Committee’s intent to move away from stock options and restricted stock grants, which vest based only on time, to a program that grants restricted shares that are earned through a combination of time vesting and achievement of Company performance targets.

Stock Ownership Guidelines

To directly align the interests of executive officers with the interests of the shareholders, the Committee requires that each named executive officer maintain a minimum ownership interest in the Company, which varies depending upon the executive’s position. The CEO is required to own a number of shares at least equal in value to his base salary, while the other named executive officers are required to own a number of shares with a value of at least

$50,000. These requirements were established effective January 1, 2005, and executives are required to satisfy their stock ownership requirement within five years of the effective date, or December 31, 2010, or within five years beginning in January following the year they become subject to the ownership requirement. Until this requirement is satisfied, executives are required to retain at least 75% of the net shares acquired through the Company’s Management Stock Incentive Plan. Once achieved, ownership of the required amount must be maintained for as long as the individual is subject to the requirements.

Other Benefits

401(k) Plan

The Company maintains a 401(k) Plan for the benefit of our employees who have attained the age of 20 1/2, including our named executive officers. Effective January 1, 2007, the Company adopted a safe harbor which provides for a matching Company contribution equal to the sum of 100% of the amount of the employee’s salary reductions that are not in excess of 3% of compensation, plus 50% of the amount of salary reductions in excess of 3%, but not more than 6% of compensation, and also allows for additional Company contributions. The plan was amended so that participating employees may make pre-tax contributions of up to 100% of their compensation up to the current Internal Revenue Service limits. Participants may authorize up to 25% of their 401(k) account balance to be invested in Company common stock.

Health and Welfare Benefits

Eligible employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental, vision coverage, disability and life insurance.

Perquisites and other Personal Benefits

The Company provides named executive officers and other senior management officers with perquisites that the Company and the Committee believe are reasonable and consistent with the Company’s overall compensation program and enhance the Company’s ability to attract and retain employees for key positions. The named executive officers are provided use of Company owned vehicles and memberships in various clubs and organizations, which provide opportunities for business development activities and demonstrate the Company’s philosophy of community involvement in the markets in which we do business.

Pension

Material Terms and Conditions

The Company sponsors a Defined Benefit Pension Plan covering substantially all employees hired prior to January 1, 2007. Benefits are based on years of service and the employee’s average W-2 compensation during the highest five consecutive years of employment affording the highest such average. The plan provides for 100% vesting after five years of qualified service. The Plan was closed to new Participants effective December 31, 2006. Only employees whose employment commencement date is on or before December 31, 2006, and who are participating in the Plan on or before January 1, 2008, are eligible to participate in the Plan.

A Participant’s Normal Retirement Benefit is an annual pension benefit commencing on his Normal Retirement Date. Normal Retirement Age for participants who first participated in the plan prior to January 1, 2004, is age 62 with ten years of vesting service, as defined in the plan. Normal Retirement Age is age 65 for any participant who first participates in the plan on or after January 1, 2004. Basic benefits are determined by formulas that recognize benefit service accrued prior to January 1, 2004 and service accrued on or after January 1, 2004.

The following table provides information regarding the present value of the accumulated benefit and years of credited service for the named executive officers under the Company’s pension plan:

Pension Benefits Table
			Present Value
			of
		Number of	Accumulated	Payments
		Years Credited	Benefit	During
Executive Name	Plan Name	Service	($)	Last Year

Peter G. Humphrey	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	28.1667	566,970	—

Ronald A. Miller	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	9.9167	264,796	—

James T. Rudgers	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	1.9167	36,307	—

George D. Hagi	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	.6667	10,733	—

Kevin B. Klotzbach	New York Bankers Retirement System Volume Submitter Plan as adopted by Financial Institutions, Inc.	5.0000	37,588	—

Executives Eligible for Early Retirement:

The following named executives are eligible for early retirement:

George D. Hagi
Ronald A. Miller
James T. Rudgers

Participants are eligible for early retirement upon attaining age 55. Early retirement benefits are reduced by formulas that recognize the participant’s date of plan participation, the date on which the participant becomes vested, and employment to age 55.

Nonqualified Deferred Compensation

None of our named executive officers currently participate in a nonqualified deferred cash or deferred compensation plan.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. The Company believes that compensation paid is fully deductible for federal income tax purposes. Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 123(R) “Share-Based Payment”. Accordingly, compensation expense, for awards granted after the adoption date, is recognized over the requisite service period of the award.

Management Development & Compensation Committee Report

The MD&C Committee of the Company’s Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the MD&C Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Management Development & Compensation Committee
Susan R. Holliday, Chair
John E. Benjamin
Thomas P. Connolly
Samuel M. Gullo

COMPENSATION OF NAMED EXECUTIVE OFFICERS
Summary Compensation Table

						Non-equity	Change in
				Stock	Option	Incentive Plan	Pension	All Other
		Salary	Bonus	Awards	Awards	Compensation	Value	Compensation	Total
Name & Position	Year	($)	($)	($)(1)	($)(1)	($)(2)	($)	($)(3)	($)

Peter G. Humphrey	2007	398,169	—	39,451	95,535	198,233	59,852	75,381	866,621
President & Chief Executive Officer FII	2006	388,457	—	11,958	67,527	415,593	51,924	65,543	1,001,002
James T. Rudgers	2007	262,805	—	21,602	22,579	103,527	20,370	22,965	453,848
Executive Vice President & Chief of Community Banking FII	2006	255,150	—	5,694	40,398	218,842	17,259	16,271	553,614
Ronald A. Miller	2007	189,113	—	9,956	26,192	72,428	54,688	22,232	374,609
Executive Vice President & Chief Financial Officer FII	2006	184,500	—	2,847	30,486	154,368	49,534	15,894	437,629
George D. Hagi	2007	186,300	—	10,801	44,699	78,690	10,733	17,153	348,376
Executive Vice President & Chief Risk Officer FII	2006	180,000	20,000	2,847	11,652	102,528	—	16,059	333,086
Kevin B. Klotzbach	2007	151,655	—	10,801	20,613	44,017	11,697	17,760	256,543
Senior Vice President & Treasurer	2006	133,000	—	2,847	8,510	37,905	9,994	13,282	205,538

(1)	The stock and option awards reflect the amounts recognized as expense for financial statement reporting purposes for year ended December 31, 2007, in accordance with SFAS No. 123R. Assumptions used in the calculation of these amounts are reflected in Note 14 of the notes to the consolidated financial statements included in the Company’s 2007 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2008.
(2)	Incentives were paid under the 2007 Annual Incentive Plan. Messrs. Humphrey, Rudgers, Miller and Hagi were paid incentives based on attainment of the EPS goal for 2007. Mr. Klotzbach’s incentive was paid based on the attainment of the 2007 EPS goal and individual performance goals.
(3)	The Company paid premiums of $50,831 for split dollar policies insuring Mr. Humphrey’s life.

All Other Compensation Detail
Perquisites and Benefits

	Use of		401(k)	Split Dollar
	Company	Club	Matching	Insurance
	Vehicle	Memberships	Contribution	Premium	Other	Total
Executive Name	($)	($)	($)	($)	($)(1)	($)

Peter G. Humphrey	3,237	4,210	13,000	50,831	4,103	75,381
James T. Rudgers	4,004	6,104	11,657	—	1,200	22,965
Ronald A. Miller	9,962	—	11,706	—	564	22,232
George D. Hagi	8,403	—	8,150	—	600	17,153
Kevin B. Klotzbach	8,662	—	8,498	—	600	17,760

(1)	Represents the taxable portion of Mr. Humphrey’s split dollar policy of $1,835 and dividends paid on grant of restricted stock of $2,268. Amounts to Messrs. Rudgers, Miller, Hagi and Klotzbach represent dividends paid on grants of restricted stock.

The following table includes certain information with respect to the value of all unexercised options and non-vested restricted stock awards granted under the 1999 Management Stock Incentive Plan.

Outstanding Equity Awards at Fiscal Year-End Table

	Option awards					Stock awards
									Equity Incentive
									Plan Awards:
									Market
								Equity Incentive	or Payout
			Equity Incentive					Plan Awards:	Value of
			Plan Awards:				Market	Number	Unearned
	Number of	Number of	Number			Number of	Value of	of Unearned	Shares, Units
	Securities	Securities	of Securities			Shares or	Shares or	Shares, Units	or Other
	Underlying	Underlying	Underlying	Option		Units of	Units of	or Other	Rights
	Unexercised	Unexercised	Unexercised	Exercise	Option	Stock that	Stock that	Rights	that Have
	Options (#)	Options (#)	Unearned	Price	Expiration	Have not	Have not	that Have	not Vested
Executive Name	Exercisable	Unexercisable	Options (#)(1)	($ / sh)	Date	Vested (#)	Vested ($)	not Vested (#)(1)	($)
Peter G. Humphrey	94,000	—	—	14.00	6/25/2009	4,200	74,844	—	—
	10,562	3,521	—	23.80	2/4/2014	4,200	74,844	—	—
	8,329	8,330	—	21.05	2/23/2015	—	—	—	—
	2,125	6,375	—	19.75	7/26/2016	—	—	—	—
	—	8,500	—	19.41	7/25/2017	—	—	—	—

James T. Rudgers	4,040	4,041	—	21.05	2/23/2015	2,000	35,640	—	—
	875	2,625	—	19.75	7/26/2016	3,000	53,460	—	—
	—	1,500	—	19.41	7/25/2017	—	—	—	—

Ronald A. Miller	1,477	—	—	14.00	6/25/2009	1,000	17,820	—	—
	3,750	—	—	13.75	8/25/2010	1,200	21,384	—	—
	3,867	—	—	14.13	1/30/2011	—	—	—	—
	2,200	—	—	25.33	1/30/2012	—	—	—	—
	2,600	—	—	22.51	2/18/2013	—	—	—	—
	2,617	873	—	23.80	2/4/2014	—	—	—	—
	2,202	2,202	—	21.05	2/23/2015	—	—	—	—
	412	1,238	—	19.75	7/26/2016	—	—	—	—
	—	1,500	—	19.41	7/25/2017	—	—	—	—

George D. Hagi	1,511	4,536	—	19.59	1/18/2016	1,000	17,820	—	—
	412	1,238	—	19.75	7/26/2016	1,500	26,730	—	—
	—	1,500	—	19.41	7/25/2017	—	—	—	—

Kevin B. Klotzbach	800	—	—	25.33	1/30/2012	1,000	17,820	—	—
	774	—	—	22.51	2/18/2013	1,500	26,730	—	—
	867	290	—	23.80	2/4/2014	—	—	—	—
	1,275	1,278	—	21.05	2/23/2015	—	—	—	—
	412	1,238	—	19.75	7/26/2016	—	—	—	—
	—	1,500	—	19.41	7/25/2017	—	—	—	—

(1)	The Company has not granted options/stock awards, which vest upon achievement of any criteria other than time.

In fiscal 2007, none of the named executive officers acquired shares of Company stock by exercising grants of stock options. No restricted stock awards have vested.

The following table sets forth certain information with respect to options and restricted stock granted during the fiscal year ended December 31, 2007 to each of the executive officers named in the Summary Compensation Table.

Grants of Plan-Based Awards Table

								All Other	All Other
								Stock	Option
								Awards:	Awards:		Grant Date
		Estimated Future			Estimated Future			Number of	Number of	Exercise or	Fair Value
		Payouts under			Payouts under			Shares of	Securities	Base Price	of Stock
		Non-equity Incentive Plan Awards			Equity Incentive Plan Awards(1)			Stock or	Underlying	of Option	and Option
Executive	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	($)	($)	($)	($)	($)	($)	(#)	(#)	($/Sh)	($)(2)
Peter G. Humphrey	7/25/2007	—	—	—	—	—	—	4,200	8,500	19.41	140,512

James T. Rudgers	7/25/2007	—	—	—	—	—	—	3,000	1,500	19.41	68,640

Ronald A. Miller	7/25/2007	—	—	—	—	—	—	1,200	1,500	19.41	33,702

George D. Hagi	7/25/2007	—	—	—	—	—	—	1,500	1,500	19.41	39,525

Kevin B. Klotzbach	7/25/2007	—	—	—	—	—	—	1,500	1,500	19.41	39,525

(1)	The Company has not granted options/awards, which vest upon achievement of any criteria other than time.

(2)	Amounts represent the full grant date fair value of stock options and awards granted during 2007, computed in accordance with SFAS No. 123(R).

Change in Control Agreements

The Company has entered into Change of Control Agreements with certain key employees, including Messrs. Humphrey, Rudgers, Miller and Hagi. The Change of Control Agreements are designed to promote stability and continuity of senior management. If a change of control occurs, as defined in the agreement, during the Executive’s employment, and if within the twelve-month period following such change of control, either the Company terminates the Executive, other than for cause, or the Executive terminates his employment for good reason, as defined in the agreement, the Executive will be entitled to benefits as provided in the Agreement.

Each Change of Control Agreement includes covenants by the executive not to solicit employees of the Company during a period following their notice of termination, and not to compete during the term of the Agreement and during any period for which the executive is entitled to receive compensation after the termination of the Agreement and six months thereafter.

The following summary sets forth potential cash payments and benefits in the event that a named executive’s employment terminates as a result of an involuntary termination or the executive terminates his employment because of good reason at any time within twelve months after a change of control:

•	All stock options and restricted stock held by the named executive will become fully vested and exercisable;

•	Medical and dental benefits will continue for a period not to exceed 18 months;

•	Monthly cash payments equal to 1/12th the sum of the base salary amount for the most recent calendar year ending before the date on which the change of control occurred, plus the average of the annual incentive compensation earned by the Executive, for the two most recent calendar years ending before the date on which the change of control occurred will be made;

•	Mr. Humphrey will receive these cash payments over a thirty-six month period and Messrs. Hagi, Miller and Rudgers will receive cash payments for twenty-four months.

Potential Payments Following a Change in Control

Based on their 2007 base salaries, a share price of $17.82 as of December 31, 2007, and the number of options and restricted stock held by each of the named executive officers that were unvested as of December 31, 2007, we estimate the values of cash payments and acceleration of stock options and restricted stock grants held by each named executive officer in the event of a change in control to be as follows:

	Continuation	Salary plus	Stock	Restricted	Medical &	Gross
	Period	Incentives	Options	Stock	Dental	Value
Executive Name	(time)	($)	($)	($)	($)	($)

Peter G. Humphrey	36 months	1,817,897	359,080	149,688	12,240	2,338,905
James T. Rudgers	24 months	744,452	—	89,100	—	833,552
Ronald A. Miller	24 months	532,594	35,213	39,204	12,240	619,251
George D. Hagi	24 months	577,656	—	44,550	12,240	634,446

Director Compensation

The Company uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board. In setting Director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill levels required by the Company of members of the Board. Similar to executive officers, Directors are subject to a minimum stock ownership requirement. Within five years after joining the Board, each Director is required to own shares of the Company’s Common Stock with a value of $50,000 based on the trailing 365-day average closing common stock price.

Compensation Paid to Board Members

For the fiscal year ended December 31, 2007, members of the Board who were not employees of the Company received an annual cash retainer of $10,000 for serving as a Company Director and a $5,000 retainer for serving on the Board of the Company’s wholly-owned subsidiary, Five Star Bank. Half of the retainers is paid in shares of the Company’s common stock on the date of the Company’s annual organizational meeting. The other half is paid in cash six months thereafter. Directors may elect to receive cash instead of stock. Board service fees are specified in the table which follows. Company and Bank Board meetings are normally scheduled on the same day, therefore only one meeting fee is paid. In the event a Bank Board or Bank Committee meeting is held on a day other than a Company meeting, fees are paid in accordance with the schedule for Company meetings. Board members are reimbursed for reasonable travel expenses to attend meetings.

Board and Board Committee Fees

Financial Institutions, Inc.
		Board	Committee
	Annual	Meeting	Meeting
	Retainer	Fees(2)	Fees(2)
Chairman of the Board	$40,000	$3,000	—
Chairman of Audit Committee	$15,000	$1,200	$1,550
Other Committee Chairmen	$10,000	$1,200	$1,550
Other Board Members	$10,000	$1,200	$750

Five Star Bank
		Board	Committee
	Annual	Meeting	Meeting
	Retainer	Fees(1)	Fees(1)
Chairman of the Board	$30,000	—	—
Other Board Members	$5,000	—	—

(1)	In the event a Five Star Bank Board or Committee meeting is held on a day other than the day of an FII Company Board or Committee meeting, fees will be paid in accordance with the schedule for an FII Company Board or Committee meeting.
(2)	Effective January 1, 2007, Directors are paid two-thirds of the normal Board or Committee fee when Board or Committee meetings are scheduled as teleconference meetings.

Non-qualified Stock Options

Non-management Directors are granted nonqualified stock options under the Company’s 1999 Directors Stock Incentive Plan. These grants are made at the Company’s annual organizational meeting. 1,000 stock options are granted to each Company Director and 1,000 options are granted to each Bank Director. The exercise price of the grants is the fair market value of the stock at the time the option is granted. Each option vests over a three-year period with 33 1/3% vesting each year on the anniversary date of the grant. The options expire not more than ten years from the date of grant.

Director Compensation Summary for 2007

					Change in
					Pension Value
	Fees Earned	Fees Earned		Non-equity	and Non-qualified
	or Paid in	or Paid in	Option	Incentive Plan	Deferred Compensation	All Other
	Cash	Stock	Awards	Compensation	Earnings	Compensation	Total
Director Name	($)	($)(3)	($)(4)	($)	($)	($)(5)	($)
Karl V. Anderson, Jr.	30,053	7,497	16,065	—	—	—	53,615

John E. Benjamin	37,950	—	18,801	—	—	—	56,751

Thomas P. Connolly	30,403	7,497	17,356	—	—	—	55,256

Barton P. Dambra	38,367	9,983	18,801	—	—	—	67,151

Samuel M. Gullo	32,653	7,497	18,801	—	—	—	58,951

Susan R. Holliday	38,053	7,497	18,302	—	—	—	63,852

Joseph F. Hurley(1)	7,600	—	3,641	—	—	—	11,241

Erland E. Kailbourne	73,019	34,981	15,960	—	—	656	124,616

Robert N. Latella	26,153	7,497	17,356	—	—	—	51,006

James L. Robinson(2)	22,253	7,497	15,660	—	—	—	45,410

John R. Tyler, Jr.	33,003	7,497	18,801	—	—	—	59,301

James H. Wyckoff	26,153	7,497	18,728	—	—	—	52,378

(1)	Mr. Hurley did not stand for re-election at the end of his term, which expired, May 2, 2007.
(2)	Mr. Robinson joined the Board May 2, 2007.
(3)	Represents portion of annual retainer paid with Company stock. For Messrs. Anderson, Connolly, Gullo, Ms. Holliday, Messrs. Latella, Robinson, Tyler and Wyckoff, the number of shares was 380, for Mr. Dambra 506, and for Mr. Kailbourne 1,773.
(4)	The option awards reflect the dollar amount recognized for financial statement purposes for year ended December 31, 2007 in accordance with SFAS No. 123(R) for awards granted pursuant to the 1999 Directors Stock Incentive Plan, and thus includes amounts from awards granted in and prior to 2007. In 2007, each Director received 2,000 stock option grants as of the annual meeting date, May 2, 2007 at a grant price of $19.73 per share. As of December 31, 2007, each Director has the following number of options outstanding: Mr. Anderson: 4,800; Mr. Benjamin: 8,800; Mr. Connolly: 5,148; Mr. Dambra: 12,400; Mr. Gullo: 11,551; Ms. Holliday: 8,000; Mr. Hurley: 5,023; Mr. Kailbourne: 4,367; Mr. Latella: 5,148; Mr. Robinson: 2,600; Mr. Tyler: 10,800; and Mr. Wyckoff: 11,200. During 2007, no Director acquired shares of Company stock by exercising stock options.
(5)	Other Compensation represents the taxable fringe benefit for Mr. Kailbourne’s personal use of the Company owned vehicle.

STOCK OWNERSHIP

The following table sets forth information, based upon representations by the entities, believed by FII to be the beneficial owners of more than 5% of its outstanding common stock.

Name	Address	Number of Shares	Percent of Class(5)
Canandaigua National Bank & Trust Company (Held in various trust/fiduciary capacities)	1150 Pittsford – Victor Road Pittsford, NY 14534	1,107,924	9.87%

OZ Management LLC	9 West 57th Street New York, NY 10019	849,799	7.57%

JPMorgan Chase Bank, Gail C. Humphrey and David G. Humphrey, as co-trustees	1 Chase Square Rochester, NY 14643	586,155	5.22%

The following table sets forth information, as of February 27, 2008, with respect to the beneficial ownership of FII’s common stock (including presently exercisable options) by (a) each of the continuing Directors and nominees, (b) the “Named Executive Officers” specified in the Summary Compensation Table, and (c) all Directors and executive officers of FII as a group.

	Number of Shares		Number of Shares	Number of Shares
Name	of Common Stock		of Vested Options(1)	Beneficially Owned		Percent of Class(5)
Peter G. Humphrey	323,171	(2)	122,702	445,873	(2)	3.97%

James H. Wyckoff	361,347	(4)	7,532	368,879	(4)	3.29%

Erland E. Kailbourne	5,500		910	6,410		*

John R. Tyler, Jr.	2,993		7,132	10,125		*

Barton P. Dambra	7,296	(3)	8,732	16,028	(3)	*

Susan R. Holliday	7,594		4,332	11,926		*

Samuel M. Gullo	5,043		7,883	12,926		*

John E. Benjamin	2,464		5,132	7,596		*

Karl V. Anderson, Jr.	1,970		1,399	3,369		*

Robert N. Latella	3,032		1,430	4,462		*

Thomas P. Connolly	1,032		1,430	2,462		*

James L. Robinson	820		600	1,420		*

James T. Rudgers	12,750		6,935	19,685		*

Ronald A. Miller	14,171		21,099	35,270		*

George D. Hagi	9,448		3,435	12,883		*

Kevin B. Klotzbach	10,421		5,057	15,478		*

Directors and executive officers as a group (17 persons)	774,117		206,152	980,269		8.74%

*	Denotes less than 1%
(1)	Represents stock options exercisable as of February 27, 2008.
(2)	Includes 10,000 shares held by trusts over which, Mr. Humphrey, as trustee, exercises voting and disposition powers, 20,400 shares owned by Mr. Humphrey’s spouse, and 54,600 shares owned by Mr. Humphrey’s son.
(3)	Includes 1,000 shares held by Mr. Dambra’s spouse.
(4)	Includes 66,995 shares held by Mr. Wyckoff’s spouse.
(5)	The percent of class assumes the exercise of all vested options held by FII Directors and executive officers and, therefore, on a pro forma basis, 11,219,504 shares of common stock outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires FII’s Directors and executive officers and persons who own more than 10% of a registered class of FII’s equity securities to file with the U.S. Securities and Exchange Commission reports of transactions in and ownership of FII common stock. Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish FII with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports and representations that no other reports are required, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2007 except that Bruce H. Nagle filed one late Form 4 report with respect to one transaction.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any proposal which an FII shareholder wishes to have considered by the Board of Directors for inclusion in FII’s proxy statement for a forthcoming meeting of shareholders must be submitted on a timely basis and meet the requirements of the Securities Exchange Act and FII’s By-laws. Proposals for the 2009 annual meeting will not be deemed to be timely submitted unless they are received by FII, directed to the Corporate Secretary of FII, at its principal executive office, not later than December 5, 2008. Management proxies will be authorized to exercise discretionary voting authority with respect to any other matters unless FII receives such notice thereof at least 45 days prior to the date of the Annual Meeting.

Shareholders may communicate with the Board of Directors or any individual Director by sending such communication to the attention of the Corporate Secretary of FII, who will forward all such communication to the Board or the individual Directors.

OTHER MATTERS

The FII Board of Directors knows of no other matters to be presented at the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

The cost of solicitation of proxies will be borne by FII. In addition to solicitation by mail, some officers and employees of FII may, without extra compensation, solicit proxies personally or by telephone or telegraph and FII will request brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to beneficial owners and will reimburse their expenses.

To the extent permitted under the Rules of the Securities and Exchange Commission, the information presented in this Proxy Statement under the captions “Audit Committee Report” and “Management Development and Compensation Committee Report,” shall not be deemed to be “soliciting material,” shall not be deemed filed with the SEC and shall not be incorporated by reference in any filing by FII under the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SHAREHOLDERS MAY RECEIVE A COPY OF FII’S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE ON REQUEST TO THE CORPORATE SECRETARY, FINANCIAL INSTITUTIONS, INC., 220 LIBERTY STREET, WARSAW, NEW YORK 14569. SHAREHOLDERS MAY ALSO VIEW FII’S ANNUAL REPORT ON FORM 10-K AT THE FII WEBSITE (http://www.fiiwarsaw.com).

April 4, 2008

ANNUAL MEETING OF SHAREHOLDERS OF
FINANCIAL INSTITUTIONS, INC.
May 6, 2008
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â
■

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE						☒

1.	Election of Directors:				2.	In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.

NOMINEES:
☐	FOR ALL NOMINEES	¡	John E. Benjamin
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT.

		¡	Barton P. Dambra
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡	Susan R. Holliday Peter G. Humphrey

☐	FOR ALL EXCEPT (See instructions below)

PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

*** YOUR PROXY VOTE IS IMPORTANT ***

No matter how many shares you own, please sign, date and mail your proxy now, even if you plan to attend the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●					It is important that you vote so that FII will not have to bear the unnecessary expense of another solicitation of proxies.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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           ■
FINANCIAL INSTITUTIONS, INC.
ANNUAL MEETING OF SHAREHOLDERS
May 6, 2008
     The undersigned hereby appoints Peter G. Humphrey, Ronald A. Miller, and Sonia M. Dumbleton or any of them, with full powers of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of FII to be held on May 6, 2008 and at any adjournment or adjournments thereof, with all the power which the undersigned would possess if personally present, and to vote as set forth on the reverse all shares of stock which the undersigned may be entitled to vote at said meeting, hereby revoking any earlier proxy for said meeting.
(Continued and to be signed on the other side.)

■
14475  ■

ANNUAL MEETING OF SHAREHOLDERS OF
FINANCIAL INSTITUTIONS, INC.
May 6, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
â  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   â

■

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

1.	Election of Directors:				2.	In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.
☐		NOMINEES:
	FOR ALL NOMINEES	¡	John E. Benjamin
		¡	Barton P. Dambra
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT.

☐	WITHHOLD AUTHORITY	¡	Susan R. Holliday
	FOR ALL NOMINEES	¡	Peter G. Humphrey

☐	FOR ALL EXCEPT (See instructions below)
PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

*** YOUR PROXY VOTE IS IMPORTANT ***
No matter how many shares you own, please sign, date and mail your proxy now, even if you plan to attend the meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●					It is important that you vote so that FII will not have to bear the unnecessary expense of another solicitation of proxies.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■

           ■
FINANCIAL INSTITUTIONS, INC.
ANNUAL MEETING OF SHAREHOLDERS
401K
May 6, 2008
     The undersigned hereby appoints Peter G. Humphrey, Ronald A. Miller, and Sonia M. Dumbleton or any of them, with full powers of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of FII to be held on May 6, 2008 and at any adjournment or adjournments thereof, with all the power which the undersigned would possess if personally present, and to vote as set forth on the reverse all shares of stock which the undersigned may be entitled to vote at said meeting, hereby revoking any earlier proxy for said meeting.
(Continued and to be signed on the other side.)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF
FINANCIAL INSTITUTIONS, INC.
May 6, 2008
401K
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â  Please detach along perforated line and mail in the envelope provided.  â
■

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

1.	Election of Directors:				2.	In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.
☐		NOMINEES:
	FOR ALL NOMINEES	¡	John E. Benjamin
		¡	Barton P. Dambra
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT.

☐	WITHHOLD AUTHORITY	¡	Susan R. Holliday
	FOR ALL NOMINEES	¡	Peter G. Humphrey

☐	FOR ALL EXCEPT (See instructions below)
PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

*** YOUR PROXY VOTE IS IMPORTANT ***

No matter how many shares you own, please sign, date and mail your proxy now, even if you plan to attend the meeting.

It is important that you vote so that FII will not have to bear the unnecessary expense of another solicitation of proxies.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■

ANNUAL MEETING OF SHAREHOLDERS OF
FINANCIAL INSTITUTIONS, INC.
May 6, 2008
401K

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
â  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   â

■

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE	☒

1.	Election of Directors:				2.	In accordance with their judgment in connection with the transaction of such other business, if any, as may properly come before the meeting.
☐		NOMINEES:
	FOR ALL NOMINEES	¡	John E. Benjamin
		¡	Barton P. Dambra
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT.

☐	WITHHOLD AUTHORITY	¡	Susan R. Holliday
	FOR ALL NOMINEES	¡	Peter G. Humphrey

☐	FOR ALL EXCEPT (See instructions below)
PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

*** YOUR PROXY VOTE IS IMPORTANT ***

No matter how many shares you own, please sign, date and mail your proxy now, even if you plan to attend the meeting.

It is important that you vote so that FII will not have to bear the unnecessary expense of another solicitation of proxies.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
■